SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                     THE SECURITIES AND EXCHANGE ACT OF 1934


                                   MAY 2, 2001
                Date of Report (date of Earliest Event Reported)


                               I-LINK INCORPORATED
             (Exact Name of Registrant as Specified in its Charter)


            FLORIDA                       0-17973                 59-2291344
(State or Other Jurisdiction of    (Commission File No.)      (I.R.S. Employer
Incorporation or Organization)                               Identification No.)





         13571 SOUTH WADSWORTH PARK DRIVE, SUITE 200, DRAPER, UTAH 84020
              (Address of principal executive offices and zip code)


                                 (801) 576-5000
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former name or former address, if changed from last report)

ITEM 5.  OTHER EVENTS

RESIGNATION OF AN EXECUTIVE OFFICER

         John M. Ames has resigned his position as the Chief Financial Officer of the Company and terminated his employment with the Company effective May 2, 2001. The Company has not designated his successor as of the date of this Current Report. The Press Release is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

                  N/A.

         (b)      PRO FORMA FINANCIAL INFORMATION.

                  N/A.

         (c)      EXHIBITS.

                  99.1 Press Release dated May 2nd, 2001 regarding, INTER ALIA, J. Ames' resignation as the Chief Financial Officer of I-Link Incorporated.


                          [THE SIGNATURE PAGE FOLLOWS.]

                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     I-LINK INCORPORATED


Date:    May 3, 2001                                 By: /s/ David E. Hardy
                                                         -----------------------
                                                         Secretary


                                       3